UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 15, 2023

EUROPEAN BIOTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-40211

Cayman Islands	N/A
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

EPFL Innovation Park Building

1015 Lausanne

Switzerland

(Address of principal executive offices, including zip code)

+41 77 976 21 09

(Registrant’s telephone number, including area code)

Johannes Vermeerplein 9

1071 DV Amsterdam, Netherlands

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	EBACU	The NASDAQ Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	EBAC	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	EBACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 15, 2023, European Biotech Acquisition Corp. (the “Company”) entered into a loan agreement (the “Loan”) with Oculis SA (“Oculis”) in the amount of CHF 256,921.68 (the “Loan Amount”), pursuant to which Oculis agreed to pay the Loan Amount on behalf of EBAC for the purpose of increasing the initial share capital of Oculis Holding AG in connection with the Company’s previously announced initial business combination.

The Loan bears no interest if repaid prior to March 31, 2023 and otherwise will bear interest equal to the minimal interest published as a safe harbor rule by the Swiss Federal Tax Authorities. The Loan is payable in full in cash on March 31, 2023, unless the Company elects to repay at an earlier date.

A copy of the Loan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Loan.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Loan Agreement dated February 15, 2023, between European Biotech Acquisition Corp. and Oculis SA

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2023

EUROPEAN BIOTECH ACQUISITION CORP.

By:	/s/ Eduardo Bravo Fernandez de Araoz
Name:	Eduardo Bravo Fernandez de Araoz
Title:	Chief Executive Officer (Principal Executive Officer)